                                                                               .
                                                                               .
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     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JULY 18, 2005

  1

     RIG NAME         WD        DESIGN                          LOCATION     STATUS*        OPERATOR               CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest         3,500'   Victory Class                         GOM      Contracted       Walter             one assignment well
                                                                                                                     from Noble
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Ocean Star          5,500'   Victory Class                         GOM      Contracted     Kerr-McGee               90 day term
                                                                                                                     extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean America       5,500'   Ocean Odyssey                         GOM      Contracted      Pioneer                  three wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant       5,500'   Ocean Odyssey                         GOM      Contracted     Kerr-McGee                  one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory       5,500'   Victory Class                         GOM      Contracted       Shell                    two wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence    7,500'   DP Aker H-3.2 Modified                GOM      Contracted         BP                   five-year term
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager       2,000'   Victory Class                         GOM      Contracted        ATP                     two wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord       2,200'   F&G SS-2000                           GOM      Contracted    Amerada Hess                 one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington     2,200'   F&G SS-2000                           GOM       Shipyard         DODI                        -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga      2,200'   F&G SS-2000                           GOM      Contracted        LLOG                   three wells
------------------------------------------------------------------------------------------------------------------------------------



                        DAYRATE
 RIG NAME                (000)        START DATE          EST. END DATE             FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest            mid 120's      mid June 2005       early Aug. 2005       120 day term plus option with Noble in mid 120's
                                                                                beginning mid June and ending mid Oct. 2005.
                                                                                Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star             low 140's      mid July 2005       mid Oct. 2005         12 month extension with Kerr-McGee in mid 170's
                                                                                beginning mid Oct. 2005 and ending mid Oct. 2006.
                                                                                Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean America          low 150's      early May 2005      late Oct. 2005        Following assignment wells with Pioneer, first of
                                                                                two extension wells with Mariner in mid 110's
                                                                                beginning late Oct.;  followed by second well with
                                                                                Mariner in low 130's beginning late Oct. and ending
                                                                                mid Feb. 2006; followed by one year term plus option
                                                                                with Mariner in low 230's beginning mid Feb. 2006
                                                                                and ending mid Feb. 2007.  Available; actively
                                                                                marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant          low 130's      late June 2005      mid Sept. 2005        180 day term extension with Kerr-McGee in low 150's
                                                                                beginning mid Sept. 2005 and ending mid Mar. 2006.
                                                                                Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory          low 160's      early June 2005     mid Aug. 2005         One well with Kerr-McGee in mid 180's beginning mid
                                                                                Aug. and ending mid Sept.; followed by one year term
                                                                                with Murphy in low 200's beginning mid Sept. 2005
                                                                                and ending mid Sept. 2006.  Available; actively
                                                                                marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence       mid 170's      early Jan. 2001     early Jan. 2006       Two-year term plus option with BP in low 280's
                                                                                beginning early Jan. 2006 and ending early Jan.
                                                                                2008.   Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------


     RIG NAME         WD        DESIGN                          LOCATION     STATUS*        OPERATOR               CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager       2,000'   Victory Class                         GOM      Contracted        ATP                     two wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord       2,200'   F&G SS-2000                           GOM      Contracted    Amerada Hess                one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington     2,200'   F&G SS-2000                           GOM       Shipyard         DODI                        -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga      2,200'   F&G SS-2000                           GOM      Contracted        LLOG                   three wells
------------------------------------------------------------------------------------------------------------------------------------

                        DAYRATE
 RIG NAME                (000)        START DATE          EST. END DATE             FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager          mid 90's       late June 2005      mid Aug. 2005         One well with Amerada Hess in low 110's beginning
                                                                                mid Aug. and ending early Oct.; followed by LOI for
                                                                                one well in low 110's beginning early Oct. and
                                                                                ending late Nov.; followed by two wells plus option
                                                                                with Amerada Hess in mid 120's beginning late Nov.
                                                                                2005 and ending late Feb. 2006.  Available; actively
                                                                                marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord          mid 120's      late May 2005       late July 2005        One well with Kerr-McGee in mid 70's beginning late
                                                                                July. and ending late Oct.; followed by one
                                                                                assignment well from Kerr-McGee with Woodside in
                                                                                mid 90's beginning late Oct. and ending early Dec.
                                                                                2005; followed by one well extension plus option
                                                                                with Kerr-McGee in mid 90's beginning late Dec. 2005
                                                                                and ending mid Jan. 2006.  Available; actively
                                                                                marketing.


------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington             -           -                 late Sept. 2005       Approximately 120-day Survey and maintenance between
                                                                                second and third well, beginning late May and ending
                                                                                late Sept.  Following survey, two additional wells
                                                                                with Walter in low 60's beginning late Sept. and
                                                                                ending late Nov.; followed by one well plus option
                                                                                with Walter in low 80's beginning late Nov. and
                                                                                ending late Dec. 2005.  Available; actively
                                                                                marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga         mid 60's       mid Dec. 2004       late July 2005        Two wells plus option with LLOG in low 110's
                                                                                beginning late July and ending mid Dec.; followed by
                                                                                six month extension with LLOG in low 120's beginning
                                                                                mid Dec. 2005 and ending mid June 2006.  Available;
                                                                                actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JULY 18, 2005

  2


     RIG NAME         WD        DESIGN                          LOCATION     STATUS*        OPERATOR               CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader       200'    Mat Cantilever                        GOM      Contracted       Unocal                    one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake          200'    Mat Cantilever                        GOM      Contracted    ADTI/Samson                  one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion       250'    Mat Slot                              GOM      Contracted        Hunt                     one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia       250'    Independent Leg Cantilever            GOM         DODI            -                          -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan        300'    Independent Leg Cantilever            GOM      Contracted        LLOG                three wells plus
                                                                                                                        option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur           300'    Independent Leg Cantilever            GOM         DODI            -                          -
------------------------------------------------------------------------------------------------------------------------------------
Ocean King           300'    Independent Leg Cantilever            GOM      Contracted      El Paso               one well extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget         300'    Independent Leg Cantilever            GOM      Contracted   Houston Expl.              two wells plus
                                                                                                                        option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit         300'    Independent Leg Cantilever            GOM      Contracted        LLOG                one well extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick        300'    Independent Leg Cantilever            GOM      Contracted      Chevron                  90 day term
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan          350'    Independent Leg Cantilever            GOM      Contracted        BHP                    one well plus
                                                                                                                        option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower          350'    Independent Leg Cantilever            GOM      Contracted      Chevron                  one well plus
                                                                                                                        option
------------------------------------------------------------------------------------------------------------------------------------




                        DAYRATE
 RIG NAME                (000)        START DATE          EST. END DATE             FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader         high 40's      late June 2005      late July 2005        Two wells plus option with Seneca in high 40's
                                                                                beginning late July and ending mid Sept 2005.
                                                                                Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake            low 50's       late June 2005      late July 2005        Term contract with Chevron in low 50's beginning
                                                                                late July 2005 and ending late June 2006. Available;
                                                                                actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion         mid 40's       late June 2005      early Aug. 2005       Two well extension plus option with Hunt in low 50's
                                                                                beginning early Aug. and ending mid Oct. 2005.
                                                                                Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia            -                  -                   -              10-day spud can inspection; followed by six month
                                                                                term plus option with Newfield in mid 50's beginning
                                                                                late July 2005 and ending late Jan. 2006. Available;
                                                                                actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan          high 50's      late June 2005      late Aug. 2005        Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                -                  -                   -              Maintenance/repairs late June through late Aug.
                                                                                2005.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean King             mid 50's       late June 2005      late July 2005        One well with El Paso in mid 60's beginning late
                                                                                July and ending early Aug.; followed by one well
                                                                                extension in low 60's beginning early Aug. and
                                                                                ending mid Aug. 2005; followed by one well with
                                                                                Walter in high 60's beginning mid Aug. and ending
                                                                                mid Sept. 2005.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget           low 50's       mid May 2005        mid Aug. 2005         Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit           high 50's      late June 2005      late July 2005        One well extension plus option with LLOG in mid 60's
                                                                                beginning late July and ending late Aug. 2005.
                                                                                Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick          low 60's       late May 2005       late July 2005        Term extension with Chevron in mid 60's beginning
                                                                                late July 2005 and ending early Jan. 2006.
                                                                                Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan            mid 50's       late Jan. 2005      late July. 2005       Three wells with Walter in mid 70's beginning late
                                                                                July and ending late Oct. 2005. Available; actively
                                                                                marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower            mid 50's       early Jan. 2005     mid Aug. 2005         One well extension plus option with Chevron in high
                                                                                60's beginning mid Aug. and ending early Nov. 2005;
                                                                                followed by LOI for one well in mid 80's beginning
                                                                                early Nov. and ending late Dec. 2005.  Available;
                                                                                actively marketing.
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

  3    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JUlY 18, 2005

     RIG NAME         WD               DESIGN                    LOCATION    STATUS*        OPERATOR          CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador    1,100'   Bethlehem SS-2000                     GOM      Contracted       PEMEX            four year term work
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington   1,500'   Aker H-3                              GOM      Contracted       PEMEX            four year term work
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker        3,500'   F&G 9500 Enhanced Pacesetter          GOM      Contracted       PEMEX            four year term work
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown      2,850'   F&G SS-2000                           GOM      Contracted       PEMEX            four year term work
------------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad         1,200'   Aker H-3                           North Sea   Contracted      Talisman               one year
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian      1,500'   Earl & Wright Sedco 711 Series     North Sea   Contracted       Shell                 one year
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess      1,500'   Aker H-3                           North Sea   Contracted      Talisman          one year extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard      1,500'   Bingo 3000                         North Sea   Contracted      Statoil              one year term
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty        1,500'   Victory Class                      Australia   Contracted   ConocoPhillips             two wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot       1,500'   Bingo 3000                         Australia   Contracted       Santos                three wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch         1,640'   Korkut                              Malaysia   Contracted       Murphy           six wells plus option
------------------------------------------------------------------------------------------------------------------------------------
Ocean General       1,640'   Korkut                              Malaysia   Contracted        CTOC                  six wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness      7,000'   Victory Class                      Singapore    Shipyard         DODI                      -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover         7,000'   Victory Class                       Malaysia   Contracted       Murphy             950 day extension
------------------------------------------------------------------------------------------------------------------------------------

                       DAYRATE
  RIG NAME             (000S)          START DATE         EST. END DATE             FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador       mid 50's       late July 2003      mid Dec. 2007         Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington      low 60's       late July 2003      early Oct. 2006       Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker           high 60's      mid Aug. 2003       late July 2007        Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown         mid 40's       late Oct. 2003      mid July 2007         Available.
------------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad            low 80's       early Jan. 2005     late Jan. 2006        One year extension with Talisman in mid 150's
                                                                                beginning late Jan. 2006 and ending late Jan. 2007.
                                                                                Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian         low 80's       late Mar. 2005      late Mar. 2006        One-year term extension plus option with Shell in
                                                                                low 160's beginning late Mar. 2006 and ending late
                                                                                Mar. 2007.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess         low 80's       early Jan. 2005     late Dec. 2005        Two year extension with Talisman plus option in low
                                                                                150's beginning in late Dec. 2005 and ending in late
                                                                                Dec. 2007.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard         low 140's      late May 2005       early Sept. 2006      One year plus option program in Norway with Statoil
                                                                                in low 140's beginning in late May 2005 and ending
                                                                                in early Sept. 2006 (time period to include one well
                                                                                redrill with ENI in low 140's beginning late July
                                                                                and ending late Oct. 2005).  Available; actively
                                                                                marketing.
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AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty           mid 80's       late June 2005      late Sept. 2005       One well with Coogee Res. in mid 80's beginning late
                                                                                Sept. and ending late Oct.; followed by two wells
                                                                                plus option with Coogee in low 90's beginning late
                                                                                Oct. and ending late Dec.; followed by LOI for one
                                                                                well plus option in mid 90's beginning late Dec.
                                                                                2005 and ending late Feb. 2006; followed by four
                                                                                wells plus option in high 90's with Woodside
                                                                                beginning late Feb. 2006 and ending late Aug. 2006.
                                                                                Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot          high 70's      late April 2005     late July 2005        One well plus four options with Anzon in high 70's,
                                                                                late July-early Sept.; followed by one well with
                                                                                Bass Straits in high 70's, early Sept.-mid Sept.;
                                                                                followed by one well with Bass Straits in high
                                                                                130's, mid Sept.-late Sept.; followed by one well
                                                                                with Apache in high 70's, late Sept.-mid Oct.;
                                                                                followed by one assignment well with Nexus in low
                                                                                150's, mid Oct.-late Dec. 2005; followed by 10-day
                                                                                survey ending mid-Jan. 2006; followed by first of
                                                                                four Anzon options in mid 130's, mid Jan. 2006-mid
                                                                                Feb.; followed by second of four Anzon options in
                                                                                upper 130's, mid Feb.-mid Mar.; followed by third
                                                                                and fourth of four options in low 140's, mid Mar.-
                                                                                mid May; followed by one exercised assignment option
                                                                                well from Apache with Nexus in high 70's, mid May-
                                                                                mid June; followed by LOI for one assignment well in
                                                                                low 200,000's, mid June-late July; followed by four
                                                                                wells plus option with NZOP in low 100's, late July-
                                                                                late Dec. 2006. Available; actively marketing.
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Ocean Epoch            mid 70's       late April 2005     mid Dec. 2005         Available; actively marketing.
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Ocean General          mid 70's       mid June 2005       late Dec. 2006        Note: 5th & 6th wells in mid 90's beginning mid Oct.
                                                                                and ending late Dec. 2005.  LOI for one well plus
                                                                                option in high 70's in Viet Nam beginning late Dec.
                                                                                2005 and ending early Feb. 2006.  Available;
                                                                                actively marketing.
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Ocean Baroness            -           -                   -                     Shipyard/survey early June until mid Aug. Mobe to
                                                                                GOM and prep for one year plus option with Amerada
                                                                                Hess in low 200's beginning mid Oct. 2005 and ending
                                                                                mid Oct. 2006.  Available; actively marketing.
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Ocean Rover            mid 170's      late June 2005      mid Jan. 2008         Available; actively marketing.
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

  4  DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JUlY 18, 2005



     RIG NAME         WD               DESIGN                    LOCATION    STATUS*        OPERATOR                 CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy         3,300'   DP DYVI Super Yatzy                  Brazil    Contracted     Petrobras              700 day extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner        3,500'   Aker H-3                             Brazil    Contracted     Petrobras              700 day extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance      5,000'   Alliance Class                       Brazil    Contracted     Petrobras              one year extension
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
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Ocean Clipper       7,500'   DP Fluor/Mitsubishi                  Brazil    Contracted     Petrobras              700 day extension
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
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Ocean Sovereign      250'    Independent Leg Cantilever         Indonesia   Contracted       Santos                  eight wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage       300'    Independent Leg Cantilever           Qatar     Contracted  Conoco/Phillips              two wells
                                                                                                                    plus option
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

UPGRADE (1)
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Ocean Endeavor      2,000'   Victory Class                       Shipyard   Upgrading         DODI                        -
------------------------------------------------------------------------------------------------------------------------------------

COLD STACKED (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era       1,500'   Korkut                                GOM     Cold Stacked       DODI                        -
------------------------------------------------------------------------------------------------------------------------------------

PURCHASE PENDING--RESERVED FOR UPGRADE (1)
------------------------------------------------------------------------------------------------------------------------------------
Garden Banks**      2,200'   Victory Class                         GOM     Out of Service      -                          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                       DAYRATE
 RIG NAME              (000S)           START DATE        EST. END DATE             FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy            mid 70's       early Nov. 2003     early Oct. 2005       LOI for four-year term extension in mid 110's, plus
                                                                                potential bonus, beginning early Oct. 2005 and
                                                                                ending early Oct. 2009. Available; actively
                                                                                marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner           mid 50's       early April 2004    mid Mar. 2006         LOI for four-year term extension in low 110's, plus
                                                                                potential bonus, beginning mid Mar. 2006 and ending
                                                                                mid Mar. 2010. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance         high 90's      early Sept. 200     early Sept. 2005      LOI for four-year term extension in mid 150's, plus
                                                                                potential bonus, beginning early Sept. 2005 and
                                                                                ending early Sept. 2009. Available; actively
                                                                                marketing.
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)

------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper          low 100's      early Jan. 2003     mid Dec. 2005         LOI for five-year extension in low 180's, plus
                                                                                potential bonus, beginning mid Dec. 2005 and ending
                                                                                mid Dec. 2010. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)

------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign        upper 60's     early May 2005      late Jan. 2006        LOI for two wells plus option in mid 80's beginning
                                                                                late Jan. 2006 and ending late April 2006.
                                                                                Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage         low 70's       mid June 2005       late Mar. 2006        Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
UPGRADE (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor           -                 -                   -                Singapore shipyard for upgrade to 10,000 ft. capable
                                                                                5th Generation rig. Estimated completion early 2007.
                                                                                Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

COLD STACKED (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era            -                 -                   -               Cold stacked Dec. '02.
------------------------------------------------------------------------------------------------------------------------------------

PURCHASE PENDING--RESERVED FOR UPGRADE (1)
------------------------------------------------------------------------------------------------------------------------------------
Garden Banks**           -                 -                   -                Currently retired from active service as drilling
                                                                                and production platform.
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
-------------------------------------------------------------------------------

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.


** DIAMOND OFFSHORE SERVICES COMPANY HAS ENTERED INTO A DEFINITIVE AGREEMENT TO PURCHASE THE GARDEN BANKS, SUBJECT TO CERTAIN CONDITIONS, WHICH IS EXPECTED TO BE CONSUMMATED IN SEPTEMBER 2005. DIAMOND OFFSHORE DOES NOT CURRENTLY OWN THE RIG.

GOM = Gulf of Mexico